Income taxes	6 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
Income taxes
5.2 Income taxes

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2023	2022	2023	2022

Current income taxes	18.0	13.2	33.6	18.3
Deferred income taxes	(28.0)	(4.1)	(36.5)	(4.2)
Income tax expense (benefit)	(10.0)	9.0	(2.9)	14.1

Income taxes during the three-month and six-month period ended June 30, 2023 resulted in an income tax benefit of CHF 10.0 and CHF 2.9 million, respectively, compared to CHF 9.0 million and CHF 14.1 million income tax expense for the same period in 2022. Income tax benefit is mainly due to deferred income taxes as a result of tax rate differences in local jurisdictions and Swiss tax incentives related to R&D.